UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008

PROMOTIONS ON WHEELS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140378	20-5150818
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Hampshire Court
Newport Beach, CA 92660
(Address of principal executive office)

(949) 642-7816
(Registrant's telephone number, including area code)

2240 Timber Rose Drive, Las Vegas, Nevada 89134
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Leonard Makowka, M.D., Ph.D resigned as a director on October 7, 2008. Dr. Makowka’s resignation did not suggest any disagreements with any other person nor is Promotions on Wheels Holdings, Inc. aware of any such disagreement.

Item 9.01	Exhibits

(d)	Exhibits

99.1    Resignation submitted by Dr. Makowka

Unless otherwise required by law, we disclaim any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMOTIONS ON WHEELS HOLDINGS, INC.

Date: October 10, 2008	By:	/s/ Rowland W. Day II
Rowland W. Day II,
Chief Executive Officer